Provisions	12 Months Ended
Jun. 30, 2025
Provisions
Provisions

21.          Provisions

The Group is subject to claims, lawsuits and other legal proceedings in the ordinary course of business, including claims from clients where a third party seeks reimbursement or damages. The Group’s responsibility under such claims, lawsuits and legal proceedings cannot be estimated with certainty. From time to time, the status of each major issue is evaluated and its potential financial exposure is assessed. If the potential loss involved in the claim or proceeding is deemed probable and the amount may be reasonably estimated, a liability is recorded. The Group estimates the amount of such liability based on the available information and in accordance with the provisions of the IFRS accounting standards. If additional information becomes available, the Group will make an evaluation of claims, lawsuits and other outstanding proceedings, and will revise its estimates.

The following table shows the movements in the Group's provisions categorized by type:

	Legal claims (iii)	Investments in associates and joint ventures (ii)	Total
As of June 30, 2023	37,970	7	37,977
Additions (i)	11,759	-	11,759
Decreases (i)	(584)	-	(584)
Participation in the results	-	15	15
Inflation adjustment	(11,736)	-	(11,736)
Currency translation adjustment	(81)	-	(81)
Used during the year	(857)	-	(857)
As of June 30, 2024	36,471	22	36,493
Additions (i)	5,329	82	5,411
Decreases (i)	(1,954)	(35)	(1,989)
Participation in the results	-	93	93
Inflation adjustment	(619)	-	(619)
Currency translation adjustment	227	-	227
Used during the year	(1,941)	-	(1,941)
As of June 30, 2025	37,513	162	37,675

	06.30.2025	06.30.2024
Non-current	32,431	30,089
Current	5,244	6,404
Total	37,675	36,493

(i)     Additions and decreases are included in "Other operating results, net".

(ii)   Corresponds to the equity interest in Puerto Retiro and Agrofy in 2025 and 2024. Additions and decreases are included in "Share of profit / (loss) of associates and joint ventures".

(iii)   Includes the provision for the IDBD demand.

IDBD

The Group lost control of IDBD on September 25, 2020.

On September 21, 2020, IDBD filed a lawsuit against Dolphin Netherlands B.V. (“Dolphin BV”) and IRSA before the Tel-Aviv Jaffa District Court (civil case no. 29694-09-20). The amount claimed by IDBD is NIS 140 million, alleging that Dolphin BV and IRSA breached an alleged legally binding commitment to transfer to IDBD 2 installments of NIS 70 million. On December 24, 2020, and following approval by the insolvency court, the IDBD trustee filed a motion to dismiss the claim, maintaining the right as IDBD trustee, to file a new inter alia claim in the same matter, after conduct an investigation into the reasons for IDBD's insolvency. On December 24, 2020, the court entered a judgment to dismiss the claim as requested. On October 31, 2021, the Insolvency Commissioner notified that he did not oppose the motion, and on that same date, the court affirmed the motion initiated by the trustee of IDBD.

On December 26, 2021 IDBD filed the lawsuit against Dolphin BV and IRSA for the sum of NIS 140 million.

On January 30, 2023, a copy of the lawsuit was sent to us and we evaluated the legal defense alternatives for the company's interests. During the fiscal year 2023 and to date, the process has followed its natural course and the Company has responded to all the requirements that have been made.

On January 17, 2024, the Court rejected the request for inhibition of assets and seizure of IRSA requested by IDBD. A hearing date has been set on the file dealing with the appeal of jurisdiction and notification of the lawsuit. A hearing date has also been set for the main claim file, which is in the evidentiary stage.

On April 9, 2024, the Court rejected the appeal filed by IRSA regarding the applicable jurisdiction and the form of notification of the claim, ordering that IRSA and Dolphin pay IDBD the sum of NIS 25,000 as expenses. The Court's decision was appealed to the Supreme Court on June 16, 2024 and on June 18, 2024, the Supreme Court refused to address the issue raised.

September 15, 2024 has been set as the deadline for IDBD, IRSA and Dolphin to report to the Court the status of the documentation exchange process. In this process, the parties present the requested documentation as part of the evidentiary stage. A preliminary hearing was held in which the parties discussed the document requests and agreed to attempt to reach a consensus on certain facts of the case. In that hearing, the parties were granted a deadline until October 2024 to present witnesses. A list of witnesses has been submitted, and the parties are negotiating to agree on certain facts of the case to be reflected in a document to be submitted to the Court within the evidentiary stage. On March 30, 2025, a hearing was held in which the Court ordered IDBD to provide all the documents requested by IRSA and Dolphin and, if necessary, to request the relevant documentation from bondholders, setting a deadline of the end of April 2025. Should the bondholders refuse, IRSA and Dolphin would be entitled to file a judicial request to obtain such documentation. The Court has suggested that the parties engage in private negotiations or mediation to reach a settlement of the dispute; however, no dates have yet been set to commence such negotiations.

The Company is discussing the admissibility of the claim in terms of its passive legitimacy and, subsidiarily, refuting the substantive arguments raised by IDBD. Notwithstanding this, based on the analysis of the Company’s legal advisors and the actions taken to date, an accounting provision related to this claim has been recorded in accordance with the applicable accounting standards. As of the date of issuance of these financial statements, the process is still ongoing.

Trial and Preventive Seizure - Province of Salta

The contracts with the state company Salta Forestal S.A. by means of which rural real estate was given in concession to Cresud, the Governor of the Province of Salta has decreed through decrees 815/20, 395/21, 396/21, 397/21 and 398 / 21 reject the hierarchical appeals filed by Cresud against the payment of the royalties made by Salta Forestal S.A. and, depending on the campaign, by the Ministry of Agrarian Affairs for the 2013/2014, 2014/2015, 2015/2016, 2016/2017 campaigns , 2017/2018, 2018/2019 and 2019/2020 of corn, soybean and / or sorghum crops. In this context, Cresud has initiated the judicial challenge of these decrees and the province of Salta has initiated an executive and freezing lawsuit for the amounts of the controversial fees.

On December 6, 2024, Cresud and Salta Forestal signed an agreement (which entered into force in January 2025), terminating all pending executive judicial and contentious-administrative proceedings between the parties. They agreed to the payment of the claimed royalties, the return of the surpluses seized from Cresud, and established guidelines for the settlement and payment of future royalties, thus resolving all disputes between the parties up to the date of the agreement.